                                                                    EXHIBIT 99.1

                     NEXPRISE, INC. REPORTS RESULTS FOR THE
                              FIRST QUARTER OF 2004

CARLSBAD, CA--APRIL 21, 2004--NexPrise, Inc. (OTCBB: NXPS.OB), a provider of business process automation and management applications, today announced results for the three months ended March 31, 2004.

For the first quarter of 2004 NexPrise reported bookings, which represent contracted revenue for the next twelve months, of approximately $170,000, a decrease of 89% from the first quarter of 2003. Bookings for the first quarter of 2003 included approximately $900,000 of perpetual licenses. Revenues, which are comprised of customer agreements recognized evenly over the length of the contracts and up front perpetual license fees, were approximately $654,000 for the three months ended March 31, 2004, a decrease of 9% over the comparable period in 2003.

Costs and expenses in the first quarter of 2004 were approximately $2.1 million, including $34,000 of intangible asset amortization. That is a reduction of 34% from the costs and expenses total of approximately $3.2 million, including $491,000 of intangible asset amortization, reported in the first quarter of 2003. As of March 31, 2004, NexPrise's cash, cash equivalents and short-term investments were approximately $4.8 million. Total cash used in the first quarter of 2004 was $1.2 million, an increase of approximately $500,000 from the first quarter of 2003, which included the collection of $500,000 of other receivables that did not recur in 2004. The net loss per share in the first quarter of 2004 was $0.49, a 41% improvement from the $0.83 net loss per share reported in the same quarter last year.

ABOUT NEXPRISE
NexPrise, Inc., provides business process automation and management applications that can enable manufacturers to rapidly automate and manage key business processes and produce a return on investment in less than 6 months. These solutions complement and expand on currently installed enterprise systems and allow for the ongoing process improvements companies require to meet their changing business demands. NexPrise, Inc. is headquartered in Carlsbad, California. For more information, please visit www.nexprise.com.

SAFE HARBOR STATEMENT
This press release contains "forward-looking" statements, as that term is used in Section 21E of the Securities Exchange Act of 1934, about NexPrise, Inc. Forward-looking statements are denoted by such words as "contracted revenue" or "can enable" and similar terms and phrases. These types of statements address matters that are subject to risks and uncertainties, which could cause actual results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, NexPrise's ability to collect revenues associated with such contracts and its ability to continue to generate business from new contracts. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our on Form 10-K and 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.

                                  NEXPRISE, INC
                           CONSOLIDATED BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT PER SHARE VALUE)

                                                               MARCH 31,         DECEMBER 31,
                                                                 2004                2003
                                                               --------           --------
                           ASSETS                              UNAUDITED           AUDITED
Current assets:
   Cash and cash equivalents                                   $  2,185           $    991
   Short-term investments                                         2,600              5,000
   Accounts receivable                                              312                743
   Prepaid expenses                                                 323                321
   Other current assets                                             285                362
                                                               --------           --------
      Total current assets                                        5,705              7,417
Property and equipment, net                                          57                 40
Intangible assets, net                                              104                139
Other long-term assets, net                                         285                317
                                                               --------           --------
      Total assets                                             $  6,151           $  7,913
                                                               ========           ========

            LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Accounts payable                                            $    190           $     94
   Accrued compensation                                             373                552
   Accrued expenses                                               1,143              1,158
   Deferred revenue                                               1,467              1,590
                                                               --------           --------
      Total current liabilities                                   3,173              3,394
Notes payable                                                    11,843             11,843
Commitments and contingencies
Stockholders' deficit:
   Preferred stock, no par value:2,500 shares authorized:
   none issued or outstanding                                        --                 --
   Common stock, $.0002 par value; 175,000 shares
   authorized; 3,238 and 3,237 shares issued and
   outstanding                                                       10                 10
   Additional paid-in capital                                   631,771            631,774
   Deferred compensation                                            (87)              (143)
   Accumulated deficit                                         (640,712)          (639,118)
   Accumulated other comprehensive income                           153                153
                                                               --------           --------
      Total stockholders' deficit                                (8,865)            (7,324)
                                                               --------           --------
      Total liabilities and stockholders' deficit              $  6,151           $  7,913
                                                               ========           ========

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                                 NEXPRISE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                              THREE MONTHS
                                                             ENDED MARCH 31,
                                                         -----------------------
                                                            2004            2003
                                                         --------       --------
Net revenues                                             $    654       $    721
     Cost of product licenses and services                    312            281
     Cost of amortization of purchased technology              34            491
     Research and development                                 615            794
     Sales and marketing                                      595            967
     General and administrative                               543            699
                                                         --------       --------
     Total costs and expenses                               2,099          3,232
                                                         --------       --------
Operating loss                                           $ (1,445)      $ (2,511)
Interest expense                                             (189)          (189)
Interest income and other, net                                 40             33
                                                         --------       --------
Net loss                                                   (1,594)        (2,667)
                                                         ========       ========

Basic and diluted loss per share                         $  (0.49)      $  (0.83)
Weighted average common shares outstanding used in
computing basic and diluted net loss per share              3,237          3,218


For Investor Inquiries
Jerome Natoli
NexPrise, Inc.
(650) 327-6850
ir@nexprise.com